EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") of Handy Hardware Wholesale, Inc. ("Handy") as filed with the Securities and Exchange Commission on March 27, 2003, each of the undersigned, in his or her capacity as an officer of Handy, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Handy.



    Dated:  March 24, 2003                 /s/ Don Jameson
                                     -------------------------------------------
                                               Don Jameson
                                               President
                                               Chief Executive Officer



    Dated:  March 24, 2003                 /s/ Tina S. Kirbie
                                     -------------------------------------------
                                               Tina S. Kirbie
                                               Executive Vice President
                                               Secretary and Treasurer
                                               Chief Financial Officer



This certification made in accordance with Section 906 of the Sarbanes-Oxley Act of 2002 accompanies the Annual Report of Handy on Form 10-K for the year ended December 31, 2002. This certification shall not be deemed filed by Handy for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.